Exhibit 99.1
Confluent Announces Third Quarter 2025 Financial Results
•Subscription revenue of $286 million, up 19% year over year
•Confluent Cloud revenue of $161 million, up 24% year over year
•1,487 customers with $100,000 or greater in ARR, up 10% year over year
MOUNTAIN VIEW, Calif. -- October 27, 2025 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its third quarter of 2025, ended September 30, 2025.

“Confluent delivered a strong quarter, with 24% year-over-year growth in Confluent Cloud revenue and 43% year-over-year growth acceleration in remaining performance obligations, reflecting strong consumption growth and the deepening commitment of our customers,” said Jay Kreps, co-founder and CEO, Confluent. “We’re also seeing accelerating adoption of the DSP components of our platform, particularly Flink. This foundation uniquely positions Confluent to provide the real-time context AI systems need.”

“Our strong third-quarter performance highlights the momentum of our data streaming platform and our diversified growth strategy,” said Rohan Sivaram, CFO, Confluent. “Our robust top-line growth, stabilized dollar-based net retention rate, and continued margin expansion are a testament to our ability to drive durable, profitable growth over the long term.”

Third Quarter 2025 Financial Highlights
(In millions, except per share data and percentages)

	Q3 2025	Q3 2024	Y/Y Change
Subscription Revenue	$286.3	$239.9	19%
Total Revenue	$298.5	$250.2	19%
GAAP Operating Loss	$(83.3)	$(93.7)	$10.4
Non-GAAP Operating Income	$29.1	$15.8	$13.3
GAAP Operating Margin	(27.9%)	(37.4%)	9.5 pts
Non-GAAP Operating Margin	9.7%	6.3%	3.4 pts
GAAP Net Loss Per Share	$(0.19)	$(0.23)	$0.04
Non-GAAP Net Income Per Diluted Share	$0.13	$0.10	$0.03
Net Cash Provided by Operating Activities	$30.8	$15.6	$15.2
Adjusted Free Cash Flow	$24.6	$9.3	$15.3
Financial Outlook
For the fourth quarter and fiscal year 2025, Confluent expects:

	Q4 2025 Outlook	FY 2025 Outlook
Subscription Revenue	$295.5-$296.5 million	$1,113.5-$1,114.5 million
Non-GAAP Operating Margin	~7%	~7%
Non-GAAP Net Income Per Diluted Share	$0.09-$0.10	$0.39-$0.40

A reconciliation of forward-looking non-GAAP operating margin, adjusted free cash flow margin, free cash flow margin and non-GAAP net income per diluted share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation-related charges, which include stock-based compensation expenses, employer payroll taxes on employee stock transactions, and amortization of stock-based compensation capitalized in internal-use software, are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information
Confluent will host a video webcast to discuss the company’s third quarter 2025 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its X (Twitter), LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements
This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding (i) our financial outlook, including expected subscription revenue, Confluent Cloud revenue, non-GAAP operating margin, free cash flow margin, adjusted free cash flow margin, non-GAAP net income per share, revenue mix, revenue run rates, Confluent Cloud and data streaming platform growth, adoption and traction, operating margins and margin improvements, targeted or anticipated gross and operating margin levels, earnings per share levels and improvements, in-product optimizations of Confluent Cloud, continued business momentum, and expected revenue, (ii) our market and category leadership position, (iii) our expectations and trends relating to growth of our Data Streaming Platform products, (iv) rates of Confluent Cloud consumption, Confluent Platform growth, and demand for and retention of data streaming platforms like Confluent, (v) customer growth, retention and engagement, and expansion of customers into new use cases, (vi) increased adoption of our offerings and fully managed solutions for data streaming in general, including from customers building generative AI applications, (vii) our expectations regarding the impact of operational improvements, including our sales and go-to-market strategies, (viii) growth in and growth rate of revenue, customers, dollar-based net retention rate, and gross retention rate, (ix) our ability to increase engagement of customers for Confluent and expand customer cohorts, (x) our market opportunity and our ability to capture our market opportunity, (xi) our go-to-market strategy, (xii) our product differentiation and market acceptance of our products, (xiii) our strategy and expected results and market acceptance for our offerings, (xiv) our expectations of meeting near-term and mid-term financial targets, (xv) our expectations regarding the generative AI landscape and our offerings, (xvi) our ability to drive long-term growth, (xvii) our expectations regarding the impact of our offerings, including WarpStream and Freight Clusters, (xviii) our expectations regarding our growth strategies and our partner ecosystem, and (xix) our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, (iii) our ability to increase consumption of our offerings, including by existing customers and through the acquisition of new customers, including by addressing customer consumption preferences, successfully adding new features and functionality to our offerings, and partnering with our customers to help them realize increased value in Confluent in an efficient and sustainable manner, (iv) our ability to successfully execute our go-to-market strategy and initiatives, (v) our ability to attract new customers and successfully ramp their consumption of our offerings, as well as retain and sell additional features and services to our existing customers, (vi) uncertain macroeconomic conditions, including high inflation, high interest rates, bank failures, global tariffs, taxes on multinational companies, geopolitical events, recessionary risks, and exchange rate fluctuations, (vii) the estimated addressable market opportunity for our Data Streaming Platform, and our ability to capture our share of that market opportunity, (viii) shifts in certain customers’ data streaming strategies, (ix) our ability to compete effectively in an increasingly competitive market, (x) our ability to attract, ramp, and retain highly qualified personnel, and the impacts of attrition and related challenges, (xi) breaches in our security measures, intentional or accidental cybersecurity incidents or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, (xiii) public sector budgetary cycles and funding reductions or delays, or shifts in procurement strategies, (xiv) changes in legislation related to the taxation of business entities, and (xv) our ability to accurately forecast our future performance, business and growth. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures
This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, free cash flow, free cash flow margin, adjusted free cash flow, and adjusted free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, free cash flow, free cash flow margin, adjusted free cash flow, adjusted free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow and adjusted free cash flow are not substitutes for cash used in operating activities. The utility of free cash flow and adjusted free cash flow are limited as such measures do not reflect our future contractual commitments and do not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below.

We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP net income per share as the respective GAAP measures, adjusted for, as applicable, stock-based compensation-related charges which include stock-based compensation expense, employer taxes on employee stock transactions and amortization of stock-based compensation capitalized in internal-use software; amortization of acquired intangibles; acquisition-related expenses; amortization of debt issuance costs; and income tax effects associated with these adjustments as well as the non-recurring income tax expense or benefit associated with acquisitions and income tax benefit from the release of a valuation allowance on certain deferred tax assets. Non-GAAP gross margin and non-GAAP operating margin are defined as non-GAAP gross profit and non-GAAP operating income as a percentage of revenue, respectively.

We define free cash flow as net cash provided by (used in) operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We define adjusted free cash flow as free cash flow excluding the non-recurring impact from a change to timing of certain cash compensation payments and adjusted free cash flow margin as adjusted free cash flow as a percentage of revenue. We believe that free cash flow, free cash flow margin, adjusted free cash flow, and adjusted free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Definition
Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud and WarpStream customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud and WarpStream in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent
Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact
Shane Xie
investors@confluent.io
Media Contact
Justin Dorff
pr@confluent.io

Confluent, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$298,537	$385,980
Marketable securities	1,691,241	1,524,583
Accounts receivable, net	356,397	314,306
Deferred contract acquisition costs	49,814	47,271
Prepaid expenses and other current assets	102,869	79,179
Total current assets	2,498,858	2,351,319
Property and equipment, net	89,260	78,680
Operating lease right-of-use assets	5,791	8,818
Goodwill	164,406	164,406
Intangible assets, net	6,525	7,924
Deferred contract acquisition costs, non-current	70,548	71,468
Other assets, non-current	41,717	12,296
Total assets	$2,877,105	$2,694,911
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,765	$7,531
Accrued expenses and other liabilities	154,441	194,250
Operating lease liabilities	9,393	8,694
Deferred revenue	447,012	378,771
Total current liabilities	622,611	589,246
Operating lease liabilities, non-current	2,064	9,138
Deferred revenue, non-current	28,251	30,430
Convertible senior notes, net	1,095,019	1,092,149
Other liabilities, non-current	10,210	12,722
Total liabilities	1,758,155	1,733,685
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	3	2
Class B common stock	1	1
Additional paid-in capital	3,317,956	2,953,080
Accumulated other comprehensive income (loss)	6,234	(2,641)
Accumulated deficit	(2,205,244)	(1,989,216)
Total stockholders’ equity	1,118,950	961,226
Total liabilities and stockholders’ equity	$2,877,105	$2,694,911

Confluent, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Subscription	$286,337	$239,851	$818,079	$671,455
Services	12,187	10,348	33,850	30,967
Total revenue	298,524	250,199	851,929	702,422
Cost of revenue:
Subscription(1)	62,033	52,162	179,932	153,380
Services(1)	14,926	11,541	40,315	36,525
Total cost of revenue	76,959	63,703	220,247	189,905
Gross profit	221,565	186,496	631,682	512,517
Operating expenses:
Research and development(1)	121,758	102,720	359,780	306,351
Sales and marketing(1)	142,822	137,968	432,712	402,185
General and administrative(1)	40,297	39,471	120,118	117,344
Total operating expenses	304,877	280,159	912,610	825,880
Operating loss	(83,312)	(93,663)	(280,928)	(313,363)
Other income, net	18,361	22,495	59,880	65,198
Loss before income taxes	(64,951)	(71,168)	(221,048)	(248,165)
Provision for (benefit from) income taxes	1,553	2,976	(5,020)	8,846
Net loss	$(66,504)	$(74,144)	$(216,028)	$(257,011)
Net loss per share, basic and diluted	$(0.19)	$(0.23)	$(0.63)	$(0.80)
Weighted-average shares used to compute net loss per share, basic and diluted	346,197,913	324,317,971	341,085,546	319,330,398
(1) Includes stock-based compensation-related charges as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue - subscription	$9,552	$8,999	$28,642	$26,196
Cost of revenue - services	1,758	2,341	5,647	7,397
Research and development	50,165	42,259	142,653	125,549
Sales and marketing	32,353	33,639	97,178	104,751
General and administrative	13,004	14,599	41,210	45,629
Total stock-based compensation-related charges	$106,832	$101,837	$315,330	$309,522

Confluent, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(66,504)	$(74,144)	$(216,028)	$(257,011)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	7,821	5,702	21,770	15,855
Net accretion of discounts on marketable securities	(5,060)	(9,294)	(17,859)	(29,561)
Amortization of debt issuance costs	968	964	2,870	2,870
Amortization of deferred contract acquisition costs	15,208	13,949	43,462	40,045
Non-cash operating lease costs	1,046	940	3,210	2,794
Stock-based compensation, net of amounts capitalized	101,128	98,307	295,700	292,736
Deferred income taxes	310	(111)	(16,851)	231
Other	3,025	485	4,586	1,695
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	291	(21,577)	(44,616)	(50,235)
Deferred contract acquisition costs	(19,439)	(12,244)	(45,085)	(37,272)
Prepaid expenses and other assets	(11,213)	(2,135)	(29,686)	(361)
Accounts payable	491	1,231	4,573	8,286
Accrued expenses and other liabilities	(14,694)	(10,363)	(43,373)	(7,222)
Operating lease liabilities	(2,191)	(2,020)	(6,573)	(5,949)
Deferred revenue	19,614	25,923	66,062	21,348
Net cash provided by (used in) operating activities	30,801	15,613	22,162	(1,751)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(5,409)	(5,669)	(16,406)	(15,984)
Purchases of marketable securities	(414,962)	(273,169)	(1,286,190)	(1,172,359)
Sales of marketable securities	—	—	6,144	12,744
Maturities of marketable securities	375,177	374,281	1,133,114	1,210,037
Purchases of investments in privately-held companies	(750)	(1,250)	(750)	(2,250)
Purchases of property and equipment	(807)	(607)	(3,155)	(1,898)
Cash paid for business combinations, net of cash acquired	—	(115,516)	—	(115,516)
Net cash used in investing activities	(46,751)	(21,930)	(167,243)	(85,226)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	10,041	8,835	32,709	36,332
Proceeds from issuance of common stock under employee stock purchase plan	9,731	8,367	23,926	23,970
Net cash provided by financing activities	19,772	17,202	56,635	60,302
Effect of exchange rate changes on cash and cash equivalents	(876)	393	1,003	(480)
Net increase (decrease) in cash and cash equivalents	2,946	11,278	(87,443)	(27,155)
Cash and cash equivalents at beginning of period	295,591	311,328	385,980	349,761
Cash and cash equivalents at end of period	$298,537	$322,606	$298,537	$322,606

Confluent, Inc.
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$221,565	$186,496	$631,682	$512,517
Total gross margin on a GAAP basis	74.2%	74.5%	74.1%	73.0%
Add: Stock-based compensation-related charges	11,310	11,340	34,289	33,593
Add: Amortization of acquired intangibles	472	585	1,399	1,588
Non-GAAP total gross profit	$233,347	$198,421	$667,370	$547,698
Non-GAAP total gross margin	78.2%	79.3%	78.3%	78.0%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$121,758	$102,720	$359,780	$306,351
Research and development operating expense as a percentage of total revenue on a GAAP basis	40.8%	41.1%	42.2%	43.6%
Less: Stock-based compensation-related charges	50,165	42,259	142,653	125,549
Less: Acquisition-related expenses	5,076	5,870	22,682	14,704
Non-GAAP research and development operating expense	$66,517	$54,591	$194,445	$166,098
Non-GAAP research and development operating expense as a percentage of total revenue	22.3%	21.8%	22.8%	23.6%

Sales and marketing operating expense on a GAAP basis	$142,822	$137,968	$432,712	$402,185
Sales and marketing operating expense as a percentage of total revenue on a GAAP basis	47.8%	55.1%	50.8%	57.3%
Less: Stock-based compensation-related charges	32,353	33,639	97,178	104,751
Non-GAAP sales and marketing operating expense	$110,469	$104,329	$335,534	$297,434
Non-GAAP sales and marketing operating expense as a percentage of total revenue	37.0%	41.7%	39.4%	42.3%

General and administrative operating expense on a GAAP basis	$40,297	$39,471	$120,118	$117,344
General and administrative operating expense as a percentage of total revenue on a GAAP basis	13.5%	15.8%	14.1%	16.7%
Less: Stock-based compensation-related charges	13,004	14,599	41,210	45,629
Less: Acquisition-related expenses	—	1,169	14	1,400
Non-GAAP general and administrative operating expense	$27,293	$23,703	$78,894	$70,315
Non-GAAP general and administrative operating expense as a percentage of total revenue	9.1%	9.5%	9.3%	10.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Reconciliation of GAAP operating loss to non-GAAP operating income:
Operating loss on a GAAP basis	$(83,312)	$(93,663)	$(280,928)	$(313,363)
GAAP operating margin	(27.9%)	(37.4%)	(33.0%)	(44.6%)
Add: Stock-based compensation-related charges	106,832	101,837	315,330	309,522
Add: Amortization of acquired intangibles	472	585	1,399	1,588
Add: Acquisition-related expenses	5,076	7,039	22,696	16,104
Non-GAAP operating income	$29,068	$15,798	$58,497	$13,851
Non-GAAP operating margin	9.7%	6.3%	6.9%	2.0%

Reconciliation of GAAP net loss to non-GAAP net income:
Net loss on a GAAP basis	$(66,504)	$(74,144)	$(216,028)	$(257,011)
Add: Stock-based compensation-related charges	106,832	101,837	315,330	309,522
Add: Amortization of acquired intangibles	472	585	1,399	1,588
Add: Acquisition-related expenses	5,076	7,039	22,696	16,104
Add: Amortization of debt issuance costs	968	964	2,870	2,870
Add: Income tax effects and adjustments(1)	604	(1,529)	(15,571)	(1,964)
Non-GAAP net income	$47,448	$34,752	$110,696	$71,109
Non-GAAP net income per share, basic	$0.14	$0.11	$0.32	$0.22
Non-GAAP net income per share, diluted	$0.13	$0.10	$0.30	$0.20
Weighted-average shares used to compute non-GAAP net income per share, basic	346,197,913	324,317,971	341,085,546	319,330,398
Weighted-average shares used to compute non-GAAP net income per share, diluted	370,632,077	353,577,179	368,607,401	352,685,531
(1)Income tax effects and adjustments for the nine months ended September 30, 2025 includes an adjustment for the income tax benefit from the release of a valuation allowance on certain deferred tax assets.
The following table presents a reconciliation of free cash flow and adjusted free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP measure, as well as free cash flow margin and adjusted free cash flow margin to net cash provided by (used in) operating activities as a percentage of total revenue, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net cash provided by (used in) operating activities	$30,801	$15,613	$22,162	$(1,751)
Capitalized internal-use software costs	(5,409)	(5,669)	(16,406)	(15,984)
Capital expenditures	(807)	(607)	(3,155)	(1,898)
Free cash flow	$24,585	$9,337	$2,601	$(19,633)
Impact from compensation payments adjustment(1)	—	—	37,930	—
Adjusted free cash flow	$24,585	$9,337	$40,531	$(19,633)
Net cash provided by (used in) operating activities as a percentage of total revenue	10.3%	6.2%	2.6%	(0.2%)
Free cash flow margin	8.2%	3.7%	0.3%	(2.8%)
Adjusted free cash flow margin	8.2%	3.7%	4.8%	(2.8%)
Net cash used in investing activities	$(46,751)	$(21,930)	$(167,243)	$(85,226)
Net cash provided by financing activities	$19,772	$17,202	$56,635	$60,302
(1)Represents an adjustment to reflect the non-recurring impact in the first quarter of 2025 from the change to timing of cash compensation payments for most of our non go-to-market employees implemented at the start of 2025.